Exhibit 4(e)

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
among
STRATUS TECHNOLOGIES, INC.
and
STRATUS TECHNOLOGIES BERMUDA LTD.,
as Borrowers
JEFFERIES FINANCE LLC,
as Super Priority Agent
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Agent and Trustee

and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Second Priority Agent
dated as of April 8, 2010

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
          This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (“Agreement”), is dated as of April 8, 2010 and entered into by and among Stratus Technologies, Inc. (the “U.S. Borrower”), Stratus Technologies Bermuda Ltd. (the “Bermuda Borrower” and, together with the U.S. Borrower, the “Borrowers”), Jefferies Finance LLC (“Jefferies”), in its capacity as administrative agent for the Super Priority Claimholders (as defined below), including its successors and assigns from time to time (the “Super Priority Agent”); The Bank of New York Mellon Trust Company, N.A. (“BNYM”) in its capacity as collateral agent for the Indenture Claimholders (as defined below), including its successors and assigns from time to time (the “Collateral Agent”) and as trustee (including its successors from time to time, the “Trustee”); and Deutsche Bank Trust Company Americas (“DBTCA”) in its capacity as administrative agent for the Second Lien Claimholders (as defined below), including its successors and assigns from time to time (the “Second Priority Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.
RECITALS
          The U.S. Borrower, the Bermuda Borrower, DBTCA and Goldman Sachs Credit Partners L.P. (“GSCP”), in its capacity as administrative agent for certain lenders, are party to that certain Intercreditor Agreement dated as of March 29, 2006 (the “Existing Intercreditor Agreement”);
          The U.S. Borrower, the Bermuda Borrower, Stratus Technologies Bermuda Holdings Ltd. (“Bermuda Holdings”), the lenders party thereto, the Super Priority Agent, Jefferies, as Sole Lead Arranger and Sole Book Runner, Jefferies, as Sole Syndication Agent, and Jefferies, as Collateral Agent, have entered into that Credit Agreement dated as of the date hereof providing for a revolving credit facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Revolving Credit Agreement”);
          The Borrowers, the Collateral Agent and the Trustee have entered into that Indenture dated as of the date hereof providing for the authentication and delivery of notes (the “Notes”) issued by the Borrowers (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Indenture”);
          The Borrowers, the lenders party thereto, Goldman Sachs Credit Partners L.P. (“GSCP”) and Deutsche Bank Securities Inc. as Joint Lead Arrangers and Joint Bookrunners, GSCP as Syndication Agent and DBTCA as Administrative Agent have entered into that First Amended and Restated Second Lien Credit Agreement dated as of August 28, 2006 providing for a term loan (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Second Lien Credit Agreement”);
          Pursuant to (i) the Revolving Credit Agreement, Bermuda Holdings and the Bermuda Borrower have agreed to guaranty the Super Priority Obligations and to cause certain current and future Subsidiaries to agree to guaranty the Super Priority Obligations

(the “Super Priority Guaranty”); (ii) the Indenture and the Purchase Agreement (as defined in the Indenture), Bermuda Holdings and the Borrowers have agreed to guaranty the Indenture Obligations and to cause certain current and future Subsidiaries to agree to guaranty the Indenture Obligations (the “Indenture Guaranty”); and (iii) the Second Lien Credit Agreement, Bermuda Holdings and the Borrowers have agreed to guaranty the Second Lien Obligations and to cause certain current and future Subsidiaries to agree to guaranty the Second Lien Obligations (the “Second Lien Guaranty”);
          The obligations of the U.S. Borrower under the Revolving Credit Agreement and any Swap Agreement with a Lender Counterparty and the obligations of Bermuda Holdings and the Subsidiary guarantors under the Super Priority Guaranty will be secured on a first priority basis by Liens on substantially all the assets of the U.S. Borrower, Bermuda Holdings and the Subsidiary guarantors (such current and future Subsidiaries of the Bermuda Holdings providing a guaranty thereof, the “Super Priority Subsidiary Guarantors”), respectively, pursuant to the terms of the Super Priority Collateral Documents;
          The obligations of the Borrowers under the Indenture and the obligations of Bermuda Holdings and the Subsidiary guarantors under the Indenture Guaranty will be secured on a second priority basis by liens on substantially all the assets of the Borrowers, Bermuda Holdings and the Subsidiary guarantors (such current and future Subsidiaries of Bermuda Holdings providing a guaranty thereof, the “Indenture Subsidiary Guarantors”), respectively, pursuant to the terms of the Collateral Documents;
          The obligations of the Borrowers under the Second Lien Credit Agreement and the obligations of Bermuda Holdings and the Subsidiary guarantors under the Second Lien Guaranty will be secured on a third priority basis by liens on substantially all the assets of the Borrowers, Bermuda Holdings and the Subsidiary guarantors (such current and future Subsidiaries of Bermuda Holdings providing a guaranty thereof, the “Second Lien Subsidiary Guarantors” and, together with the Super Priority Subsidiary Guarantors and Indenture Subsidiary Guarantors, the “Subsidiary Guarantors”), respectively, pursuant to the terms of the Second Lien Collateral Documents;
          The Super Priority Loan Documents, the Indenture Documents and the Second Lien Loan Documents provide, among other things, that the parties thereto shall amend and restate the Existing Intercreditor Agreement in its entirety as this Agreement to set forth their respective rights and remedies with respect to the Collateral;
          In order to induce the Super Priority Agent and the Super Priority Claimholders to consent to the Grantors incurring the Indenture Obligations and the Second Lien Obligations and to induce the Super Priority Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the U.S. Borrower or any other Grantor, each of the Trustee and the Collateral Agent on behalf of the Indenture Claimholders and the Second Priority Agent on behalf of the Second Lien Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement; and

          In order to induce the Collateral Agent and the Indenture Claimholders to consent to the Grantors incurring the Second Lien Obligations and to induce the Indenture Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any other Grantor, the Second Priority Agent on behalf of the Second Lien Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement.
AGREEMENT
          In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing Intercreditor Agreement as follows:
          SECTION 1. Definitions.
          1.1. Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.
          “Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented, replaced or otherwise modified from time to time.
          “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
          “Bankruptcy Court” means a court having jurisdiction over an Insolvency or Liquidation Proceeding.
          “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
          “Bermuda Borrower” has the meaning assigned to that term in the Preamble to this Agreement.
          “Bermuda Holdings” has the meaning assigned to that term in the Recitals to this Agreement.
          “BNYM” has the meaning assigned to that term in the Preamble to this Agreement.

          “Borrowers” has the meaning assigned to that term in the Preamble to this Agreement.
          “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close.
          “Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting Super Priority Collateral, Indenture Collateral and Second Lien Collateral.
          “Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.
          “Collateral Documents” means the “Collateral Documents” (as defined in the Indenture), the Indenture Mortgages and any other agreement, document or instrument pursuant to which a Lien is granted securing any Indenture Obligations or under which rights or remedies with respect to such Liens are governed.
          “Comparable Collateral Document” means, in relation to any Collateral subject to any Lien created under any Super Priority Collateral Document, the Indenture Document which creates a Lien on the same Collateral, granted by the same Grantor or Grantors.
          “Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any Collateral Document, the Second Lien Loan Document which creates a Lien on the same Collateral, granted by the same Grantor or Grantors.
          “DBTCA” has the meaning assigned to that term in the Preamble to this Agreement.
          “DIP Financing” has the meaning assigned to that term in Section 6.1(a).
          “Discharge of Indenture Obligations” means, except to the extent otherwise expressly provided in Section 5.7:
          (a) payment in full in cash (or defeasance in accordance with Article 9 of the Indenture or the satisfaction and discharge of the Indenture in accordance with Section 4.01 of the Indenture) of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Indenture Documents and constituting Indenture Obligations; and
          (b) payment in full in cash (or defeasance in accordance with Article 9 of the Indenture or the satisfaction and discharge of the Indenture in accordance with

Section 4.01 of the Indenture) of all other Indenture Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.
          “Discharge of Super Priority Obligations” means, except to the extent otherwise expressly provided in Section 5.6:
          (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Super Priority Loan Documents and constituting Super Priority Obligations;
          (b) payment in full in cash of all other Super Priority Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid;
          (c) termination or expiration of all commitments, if any, to extend credit that would constitute Super Priority Obligations; and
          (d) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Super Priority Agent, but in no event greater than 105% of the aggregate undrawn face amount) of all Swap Agreements with Lender Counterparties issued or entered into, as the case may be, under the Super Priority Loan Documents and constituting Super Priority Obligations.
          “Disposition” means a sale, lease, exchange, transfer or other disposition.
          “First Lien Agent” or “First Lien Administrative Agent” means, prior to the Discharge of Super Priority Obligations, the Super Priority Agent, and from and after the Discharge of Super Priority Obligations, the Trustee or the Collateral Agent as the context may require.
          “First Lien Credit Agreement” shall have the meaning assigned to that term in the Second Lien Credit Agreement.
          “First Lien Loan Documents” or “First Lien Credit Documents” or “First Lien Documents” means, collectively, the Indenture Documents and the Super Priority Loan Documents.
          “Grantors” means the Borrowers, Bermuda Holdings, each of the Subsidiary Guarantors and each other Person that has or may from time to time hereafter execute and deliver a Super Priority Collateral Document, a Collateral Document or a Second Lien Collateral Document as a “Grantor” (or the equivalent thereof).
          “GSCP” has the meaning assigned to that term in the Recitals to this Agreement.

          “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Revolving Credit Agreement, the Indenture or the Second Lien Credit Agreement, as applicable.
          “Indenture” has the meaning assigned to that term in the Recitals to this Agreement.
          “Indenture Claimholders” means, at any relevant time, the holders of Indenture Obligations at that time, including the Noteholders, the Collateral Agent, the Trustee and the agents under the Indenture Documents.
          “Indenture Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Indenture Obligations.
          “Indenture Debt Notice” has the meaning assigned to that term in Section 5.7.
          “Indenture Documents” means the Indenture, the Notes outstanding thereunder, the Indenture Guaranty, the Collateral Documents, this Agreement and each of the other agreements, documents and instruments providing for or evidencing any other Indenture Obligation, and any other document or instrument executed or delivered at any time in connection with any Indenture Obligations, including any intercreditor or joinder agreement among holders of Indenture Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
          “Indenture Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.
          “Indenture Liens” means any Liens securing the Indenture Collateral pursuant to the Collateral Documents, this Agreement or otherwise.
          “Indenture Mortgage” means a collective reference to each mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Indenture Obligations or under which rights or remedies with respect to any such Liens are governed.
          “Indenture Obligations” means, subject to the next paragraph, all Obligations outstanding under the Indenture and the other Indenture Documents, including all amounts owed to the Trustee and the Collateral Agent under the Indenture Documents and the Collateral Documents. “Indenture Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          Notwithstanding the foregoing, if the principal amount of the Notes outstanding under the Indenture is in excess of the Maximum Indenture Indebtedness Amount, then only that portion of the principal amount equal to the Maximum Indenture Indebtedness Amount shall be included in the Indenture Obligations and interest shall only be included in the Indenture Obligations to the extent related to such portion of the principal included in the Indenture Obligations. For the avoidance of doubt, nothing in this definition shall affect the inclusion in the term “Indenture Obligations” of amounts owed to the Trustee and the Collateral Agent under the Indenture in respect of their fees, expenses and indemnities.
          “Indenture Obligations Amount” has the meaning assigned to that term in Section 5.1(e).
          “Indenture Recovery” has the meaning assigned to that term in Section 6.5(b).
          “Indenture Standstill Period” has the meaning assigned to that term in Section 3.1(a).
          “Indenture Subsidiary Guarantors” has the meaning assigned to that term in the Recitals to this Agreement.
          “Indenture Termination Fee” has the meaning assigned to that term in Section 5.8(b).
          “Insolvency or Liquidation Proceeding” means:
          (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;
          (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;
          (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or
          (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
          “Jefferies” has the meaning assigned to that term in the Preamble to this Agreement.
          “Lender Counterparty” means (a) each Super Priority Lender or any Affiliate of a Super Priority Lender, including, without limitation, each such Affiliate that enters into a joinder agreement with the Super Priority Agent or (b) the Super Priority

Agent or an Affiliate thereof, in each case, counterparty to a Swap Agreement (including any Person who is a Super Priority Lender (and any Affiliate thereof) as of the date hereof, but subsequently, whether before or after entering into a Swap Agreement, ceases to be a Super Priority Lender).
          “Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.
          “Maximum Indenture Indebtedness Amount” means $215,000,000.
          “Maximum Super Priority Indebtedness Amount” means $25,000,000 for the period from the date of this Agreement until the date occurring six months after such date, and thereafter, $30,000,000.
          “New Collateral Agent” has the meaning assigned to that term in Section 5.7.
          “New Super Priority Agent” has the meaning assigned to that term in Section 5.6.
          “Noteholders” means the holders of the Notes outstanding under the Indenture.
          “Notes” has the meaning assigned to that term in the Recitals to this Agreement.
          “Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the Super Priority Claimholders, the Indenture Claimholders, the Second Lien Claimholders or any of them or their respective Affiliates, in each case under the Super Priority Loan Documents, the Indenture Documents, the Second Lien Loan Documents or Swap Agreements, whether for principal, interest or payments for early termination, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.
          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
          “Pledged Collateral” has the meaning assigned to that term in Section 5.5(a).
          “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

          “Revolving Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.
          “Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Second Lien Lenders and the agents under the Second Lien Loan Documents.
          “Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Obligations.
          “Second Lien Collateral Documents” means the Security Documents (as defined in the Second Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.
          “Second Lien Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.
          “Second Lien Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.
          “Second Lien Lenders” means the “Lenders” under and as defined in the Second Lien Loan Documents.
          “Second Lien Loan Documents” means the Second Lien Credit Agreement and the Credit Documents (as defined in the Second Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
          “Second Lien Mortgage” means a collective reference to each mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.
          “Second Lien Obligations” means all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Loan Documents. “Second Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          “Second Lien Obligations Amount” has the meaning assigned to that term in Section 5.1(e).
          “Second Lien Standstill Period” has the meaning assigned to that term in Section 3.1(a).
          “Second Lien Subsidiary Guarantors” has the meaning assigned to that term in the Recitals to this Agreement.
          “Second Priority Agent” has the meaning assigned to that term in the Recitals to this Agreement.
          “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.
          “Subsidiary Guarantors” has the meaning assigned to that term in the Recitals to this Agreement.
          “Super Priority Agent” has the meaning assigned to that term in the Recitals to this Agreement.
          “Super Priority Cash Management Obligations” means, with respect to any Person, all obligations of such Person in respect of overdrafts and liabilities owed to any other Person that arise from treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, or any similar transactions, that are secured by any Collateral under the Super Priority Collateral Documents.
          “Super Priority Claimholders” means, at any relevant time, the holders of Super Priority Obligations at that time, including the Super Priority Lenders, the agents under the Super Priority Loan Documents and the Lender Counterparties.
          “Super Priority Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Super Priority Obligations.
          “Super Priority Collateral Documents” means the Security Documents (as defined in the Revolving Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Super Priority Obligations or under which rights or remedies with respect to such Liens are governed.

          “Super Priority Debt Notice” has the meaning assigned to that term in Section 5.6.
          “Super Priority Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.
          “Super Priority Lenders” means the “Lenders” under and as defined in the Super Priority Loan Documents.
          “Super Priority Liens” means any Liens securing the Super Priority Collateral pursuant to the Super Priority Collateral Documents, this Agreement or otherwise.
          “Super Priority Loan Documents” means the Revolving Credit Agreement and the Credit Documents (as defined in the Revolving Credit Agreement), including Swap Agreements entered into with a Lender Counterparty, and each of the other agreements, documents and instruments providing for or evidencing any other Super Priority Obligation, and any other document or instrument executed or delivered at any time in connection with any Super Priority Obligations, including any intercreditor or joinder agreement among holders of Super Priority Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.
          “Super Priority Obligations” means, subject to the next paragraph, all Obligations outstanding under the Revolving Credit Agreement and the other Super Priority Loan Documents, including Swap Agreements entered into with any Lender Counterparty and Super Priority Cash Management Obligations. “Super Priority Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Super Priority Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
          Notwithstanding the foregoing, (x) only that portion of the Super Priority Cash Management Obligations not in excess of $1,500,000 shall be included in the Super Priority Obligations and (y) if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the Revolving Credit Agreement (including any unfunded commitments) and the other Super Priority Loan Documents; plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under the Revolving Credit Agreement, is in excess of the Maximum Super Priority Indebtedness Amount, then only that portion of such Indebtedness and such aggregate face amount of letters of credit equal to the Maximum Super Priority Indebtedness Amount shall be included in Super Priority Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute Super Priority Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the Super Priority Obligations.

          “Super Priority Obligations Amount” has the meaning assigned to that term in Section 5.1(e).
          “Super Priority Purchase Price” has the meaning assigned to that term in Section 5.8(a).
          “Super Priority Recovery” has the meaning assigned to that term in Section 6.5(a).
          “Super Priority Subsidiary Guarantors” has the meaning assigned to that term in the Recitals to this Agreement.
          “Super Priority Termination Fees” has the meaning assigned to that term in Section 5.8(a).
          “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Bermuda Holdings or any of its Subsidiaries shall be a “Swap Agreement”.
          “Triggering Event” means (a) the acceleration prior to maturity of all or any portion of the Super Priority Obligations, (b) the exercise of any remedy with respect to Liens on the Collateral by the Super Priority Agent, (c) a default in any payment under any of the Super Priority Loan Documents, the Indenture Documents or the Second Lien Loan Documents which remains uncured or unwaived for a period of 30 days in the aggregate, or (d) the commencement of an Insolvency or Liquidation Proceeding.
          “Trustee” has the meaning assigned to that term in the Preamble to this Agreement.
          “U.S. Borrower” has the meaning assigned to that term in the Preamble to this Agreement.
          “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
          1.2. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

          (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
          (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
          (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
          (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and
          (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          1.3. Terms Used in Second Lien Security Documents. In each Security Document (under and as defined in the Second Lien Credit Agreement), the terms “First Lien Agent”, “First Lien Administrative Agent”, “First Lien Credit Agreement”, “First Lien Loan Documents”, “First Lien Credit Documents” and “First Lien Documents” (to the extent used in such Security Document) shall have the meanings assigned to such terms herein, notwithstanding any provision to the contrary in such Security Document.
          SECTION 2. Lien Priorities.
          2.1. Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral, of any Liens securing the Indenture Obligations granted on the Collateral or of any Liens securing the Super Priority Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Loan Documents or the Indenture Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Super Priority Obligations or the Indenture Obligations or any other circumstance whatsoever, each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees that:
          (a) so long as the Discharge of Super Priority Obligations has not occurred, any Lien on the Collateral securing any Super Priority Obligations now or hereafter held by or on behalf of the Super Priority Agent or any Super Priority Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Indenture Obligations or any Second Lien Obligations;

          (b) so long as the Discharge of Super Priority Obligations has not occurred, any Lien on the Collateral securing any Indenture Obligations or any Second Lien Obligations now or hereafter held by or on behalf of the Collateral Agent, any Indenture Claimholders, any agent or trustee therefor, the Second Priority Agent, any Second Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Super Priority Obligations. All Liens on the Collateral securing any Super Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Indenture Obligations and any Second Lien Obligations for all purposes, whether or not such Liens securing any Super Priority Obligations are subordinated to any Lien securing any other obligation of the Borrowers, any other Grantor or any other Person;
          (c) so long as the Discharge of Indenture Obligations has not occurred, any Lien on the Collateral securing any Indenture Obligations now or hereafter held by or on behalf of the Collateral Agent or any Indenture Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and
          (d) so long as the Discharge of Indenture Obligations has not occurred, any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Priority Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any Indenture Obligations. All Liens on the Collateral securing any Indenture Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any Indenture Obligations are subordinated to any Lien securing any other obligation of the Borrowers, any other Grantor or any other Person.
For all purposes of this Agreement, the Collateral Agent shall not be charged with notice or knowledge of the Discharge of Super Priority Obligations unless and until it shall have received written notice thereof from a Grantor or the Super Priority Agent.
          2.2. Prohibition on Contesting Liens. Each of the Second Priority Agent, for itself and on behalf of each Second Lien Claimholder, the Collateral Agent, for itself and on behalf of each Indenture Claimholder, and the Super Priority Agent, for itself and on behalf of each Super Priority Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Super Priority Collateral Document, Collateral Document or Second Lien Collateral Document or any obligation thereunder, (ii) the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Super Priority Claimholders in the Super Priority Collateral, by or on behalf of any of the Indenture Claimholders in the Indenture Collateral, or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the provisions of this Agreement, or (iii) the relative rights and duties of the holders of Super Priority Obligations, Indenture Obligations or Second Lien Obligations granted and/or established pursuant to this Agreement, any Super Priority Collateral Document, any Collateral Document or any Second Lien Collateral Document; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of the Super Priority Agent or any Super Priority Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Super Priority Obligations as provided in Sections 2.1 and 3.1; provided, further, that after the Discharge of Super Priority Obligations occurs, nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent or any Indenture Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Indenture Obligations as provided in Sections 2.1 and 3.1.
          2.3. No New Liens. (a) So long as the Discharge of Super Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, the parties hereto agree that the Borrowers shall not, and shall not permit any other Grantor to:
          (i) grant or permit any additional Liens on any asset or property to secure any Indenture Obligations or Second Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Super Priority Obligations; or
          (ii) grant or permit any additional Liens on any asset or property to secure any Super Priority Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Indenture Obligations and the Second Lien Obligations.
To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Super Priority Agent and/or the Super Priority Claimholders, (x) the Collateral Agent, on behalf of the Indenture Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2 and (y) the Second Priority Agent, on behalf of the Second Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
          (b) So long as the Discharge of Indenture Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, the parties hereto agree that the Borrowers shall not, and shall not permit any other Grantor to:
          (i) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Indenture Obligations; or

          (ii) grant or permit any additional Liens on any asset or property to secure any Indenture Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations.
To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Collateral Agent and/or the Indenture Claimholders, the Second Priority Agent, on behalf of Second Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
          2.4. Similar Liens and Agreements.The parties hereto agree that it is their intention that the Super Priority Collateral, the Indenture Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:
          (a) upon request by the Super Priority Agent, the Collateral Agent or the Second Priority Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Super Priority Collateral, the Indenture Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Super Priority Loan Documents, the Indenture Documents and the Second Lien Loan Documents; and
          (b) that the documents and agreements creating or evidencing the Super Priority Collateral, the Indenture Collateral and the Second Lien Collateral and guarantees for the Super Priority Obligations, the Indenture Obligations and the Second Lien Obligations, subject to Sections 5.3(d) and 5.3(e), shall be in all material respects the same forms of documents other than with respect to the first lien, the second lien and the third lien nature of the Obligations thereunder and with respect to the Collateral Agent, such other changes as are customary where a collateral agent is acting on behalf of securityholders and is not a lender acting on its own behalf and on behalf of other lenders.
          SECTION 3. Enforcement.
          3.1. Exercise of Remedies.
          (a) Until the Discharge of Super Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, the Collateral Agent and the Indenture Claimholders and the Second Priority Agent and the Second Lien Claimholders:
          (i) will not exercise or seek to exercise any rights or remedies with respect to any Collateral (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Collateral Agent or any Indenture Claimholder or the Second Priority Agent or any Second Lien Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that (x) the Collateral Agent may exercise any or all such rights or remedies after a period of at least 90 days has elapsed since the date on which the Super Priority Agent receives notice from the Collateral Agent of a declaration of an “Event of Default” under the Indenture Documents (the “Indenture Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Collateral Agent or any Indenture Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Indenture Standstill Period, the Super Priority Agent or Super Priority Claimholders shall be pursuing in a commercially reasonable manner the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Collateral Agent and the Second Priority Agent by the Super Priority Agent) and (y) the Second Lien Claimholders may exercise any rights or remedies after a period of 90 days has elapsed following the termination of the Indenture Standstill Period, and the period, if any, during which neither the Collateral Agent nor any other Indenture Claimholder may enforce or exercise any rights or remedies with respect to the Collateral due to the proviso in clause (x) above (the “Second Lien Standstill Period”) subject to the following proviso; provided, further, however, that notwithstanding anything in this Agreement to the contrary, in no event may the Second Priority Agent or any other Second Lien Claimholder enforce or exercise any rights or remedies with respect to any Collateral if, notwithstanding the expiration of the Second Lien Standstill Period, the Super Priority Agent, any other Super Priority Claimholder, the Collateral Agent or any other Indenture Claimholder shall have commenced, and shall be pursuing in a commercially reasonable manner, the exercise of any rights or remedies with respect to all or any material portion of the Collateral (prompt notice of any exercise by the Collateral Agent or any other Indenture Claimholder to be given to the Second Priority Agent by the Collateral Agent);
          (ii) will not contest, protest or object to any foreclosure proceeding or action brought by the Super Priority Agent or any Super Priority Claimholder or any other exercise by the Super Priority Agent or any Super Priority Claimholder of any rights and remedies relating to the Collateral under the Super Priority Loan Documents or otherwise; and
          (iii) subject to their rights under clause (a)(i) above and except as may be permitted in Sections 3.1(d) and 3.1(e), will not object to the forbearance by the Super Priority Agent or the Super Priority Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;
provided, that, in the case of (i), (ii) and (iii) above, the Liens granted to secure the Indenture Obligations of the Indenture Claimholders and the Second Lien Obligations of the Second Lien Claimholders shall attach to any proceeds resulting from actions taken by the Super Priority Agent or any Super Priority Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Super Priority Obligations.

The Collateral Agent agrees to provide at least ten Business Days’ prior written notice to the Super Priority Agent of its intention to foreclose upon or dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or dispose of any Collateral to the extent that such foreclosure is not otherwise prohibited by the provisions of this Agreement.
          (b) After the Discharge of Super Priority Obligations has occurred and until the Discharge of Indenture Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, the Second Priority Agent and the Second Lien Claimholders:
          (i) will not exercise or seek to exercise any rights or remedies with respect to any Collateral (including the exercise of any right of setoff or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Priority Agent or any Second Lien Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Priority Agent may exercise any or all such rights or remedies after the Second Lien Standstill Period, or, in the event there has been no Indenture Standstill Period, a period of 180 days has elapsed since the date on which the Collateral Agent has delivered to the Second Priority Agent written notice of any event of default under the Indenture Documents; provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Priority Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Second Lien Standstill Period, the Collateral Agent or the Indenture Claimholders shall be pursuing in a commercially reasonable manner the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Priority Agent by the Collateral Agent);
          (ii) will not contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent or any Indenture Claimholder or any other exercise by the Collateral Agent or any Indenture Claimholder of any rights and remedies relating to the Collateral under the Indenture Documents or otherwise; and
          (iii) subject to their rights under clause (b)(i) above and except as may be permitted in Section 3.1(e), will not object to the forbearance by the Collateral Agent or the Indenture Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;
provided, that in the case of (i), (ii) and (iii) above, the Liens granted to secure the Second Lien Obligations of the Second Lien Claimholders shall attach to any proceeds resulting from actions taken by the Collateral Agent or any Indenture

Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Indenture Obligations. The Second Priority Agent agrees to provide at least ten Business Days’ prior written notice to the Super Priority Agent and the Collateral Agent of its intention to foreclose upon or dispose of any Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability to foreclose upon or dispose of any Collateral to the extent that such foreclosure is not otherwise prohibited by the provisions of this Agreement.
          (c) (i) Until the Discharge of Super Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the U.S. Borrower or any other Grantor, subject to Section 3.1(a)(i), the Super Priority Agent and the Super Priority Claimholders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Collateral Agent or any Indenture Claimholder or the Second Priority Agent or any Second Lien Claimholder; provided, that the Lien securing the Indenture Obligations and the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Collateral, the Super Priority Agent and the Super Priority Claimholders may enforce the provisions of the Super Priority Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
          (ii) After the Discharge of Super Priority Obligations has occurred but until the Discharge of Indenture Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, subject to Section 3.1(b)(i), the Collateral Agent and the Indenture Claimholders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Priority Agent or any Second Lien Claimholder; provided, that the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Indenture Claimholders may enforce the provisions of the Indenture Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

          (d) Notwithstanding the foregoing, the Collateral Agent and any Indenture Claimholder may:
          (1) file a claim or statement of interest with respect to the Indenture Obligations; provided, that an Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor;
          (2) take any action (not adverse to the priority status of the Liens on the Collateral securing the Super Priority Obligations, or the rights of the Super Priority Agent or the Super Priority Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
          (3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Indenture Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;
          (4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
          (5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Indenture Obligations and the Collateral; and
          (6) exercise any of its rights or remedies with respect to the Collateral after the termination of the Indenture Standstill Period to the extent permitted by Section 3.1(a)(i).
     The Collateral Agent, on behalf of itself and the Indenture Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Super Priority Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(c) and this Section 3.1(d), the sole right of the Collateral Agent and the Indenture Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Super Priority Obligations has occurred.
          (e) Notwithstanding the foregoing, the Second Priority Agent and any Second Lien Claimholder may:

          (1) file a claim or statement of interest with respect to the Second Lien Obligations; provided, that an Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor;
          (2) take any action (not adverse to the priority status of the Liens on the Collateral securing the Super Priority Obligations and the Indenture Obligations, or the rights of the Super Priority Agent, the Super Priority Claimholders, the Collateral Agent or the Indenture Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
          (3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;
          (4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
          (5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; and
          (6) exercise any of its rights or remedies with respect to the Collateral after the termination of the Second Lien Standstill Period to the extent permitted by 3.1(b)(i).
     The Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Super Priority Obligations and the Discharge of Indenture Obligations has occurred, except as expressly provided in Sections 3.1(a) and (b), 6.3(c) and this Section 3.1(e), the sole right of the Second Priority Agent and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Super Priority Obligations and the Discharge of Indenture Obligations has occurred.
     (f) Subject to Sections 3.1(a) and (d) and Section 6.3(c):
          (1) the Collateral Agent, for itself and on behalf of the Indenture Claimholders, agrees that the Collateral Agent and the Indenture Claimholders will not take any action that would hinder any exercise of remedies under the Super Priority Loan Documents or is otherwise prohibited hereunder, including any Disposition of the Collateral, whether by foreclosure or otherwise;
          (2) the Collateral Agent, for itself and on behalf of the Indenture Claimholders, hereby waives any and all rights it or the Indenture Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the Super Priority Agent or the Super Priority Claimholders seek to enforce or collect the Super Priority Obligations or the Liens securing the Super Priority Obligations granted in any of the Super Priority Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Super Priority Agent or Super Priority Claimholders is adverse to the interest of the Indenture Claimholders; and
          (3) the Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Collateral Documents or any other Second Lien Collateral Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Super Priority Agent or the Super Priority Claimholders with respect to the Collateral as set forth in this Agreement and the Super Priority Collateral Document.
     (g) Subject to Sections 3.1(a) and (e) and Section 6.3(c):
          (1) the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the Second Priority Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the Super Priority Loan Documents or is otherwise prohibited hereunder, including any Disposition of the Collateral, whether by foreclosure or otherwise;
          (2) the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the Super Priority Agent or the Super Priority Claimholders seek to enforce or collect the Super Priority Obligations or the Liens securing the Super Priority Obligations granted in any of the Super Priority Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Super Priority Agent or Super Priority Claimholders is adverse to the interest of the Second Lien Claimholders; and
          (3) the Second Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Super Priority Agent or the Super Priority Claimholders with respect to the Collateral as set forth in this Agreement and the Super Priority Collateral Documents.

          (h) Subject to Sections 3.1(b) and (e) and Section 6.3(c):
          (1) the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the Second Priority Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the Indenture Documents or is otherwise prohibited hereunder, including any Disposition of the Collateral, whether by foreclosure or otherwise;
          (2) the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the Collateral Agent or the Indenture Claimholders seek to enforce or collect the Indenture Obligations or the Liens securing the Indenture Obligations granted in any of the Indenture Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Collateral Agent or Indenture Claimholders is adverse to the interest of the Second Lien Claimholders; and
          (3) the Second Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Collateral Agent or the Indenture Claimholders with respect to the Collateral as set forth in this Agreement and the Second Lien Collateral Documents.
          (i) Except as otherwise specifically set forth in Sections 3.1(a) and (d), the Collateral Agent and the Indenture Claimholders may exercise rights and remedies as unsecured creditors against the Borrowers or any other Grantor that has guaranteed or granted Liens to secure the Indenture Obligations in accordance with the terms of the Indenture Documents and applicable law; provided, that in the event that any Indenture Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Indenture Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Super Priority Obligations) as the other Liens securing the Indenture Obligations.
          (j) Except as otherwise specifically set forth in Sections 3.1(a), (b) and (e), the Second Priority Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Borrowers or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Loan Documents and applicable law; provided, that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Super Priority Obligations and the Indenture Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.

          (k) Except as otherwise set forth herein, nothing in this Agreement shall prohibit the receipt by the Collateral Agent or any Indenture Claimholders of the required payments of interest, principal and other amounts owed in respect of the Indenture Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Collateral Agent or any Indenture Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Super Priority Agent or the Super Priority Claimholders may have with respect to the Super Priority Collateral.
          (l) Except as otherwise set forth herein, nothing in this Agreement shall prohibit the receipt by the Second Priority Agent or any Second Lien Claimholders of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Second Priority Agent or any Second Lien Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects (i) any rights or remedies the Super Priority Agent or the Super Priority Claimholders may have with respect to the Super Priority Collateral and (ii) any rights or remedies the Collateral Agent or the Indenture Claimholders may have with respect to the Indenture Collateral.
          SECTION 4. Payments.
          4.1. Application of Proceeds. (a) So long as the Discharge of Super Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the U.S. Borrower or any other Grantor, Collateral or proceeds thereof received in connection with the Disposition of, or collection on, such Collateral upon the exercise of remedies by the Super Priority Agent or Super Priority Claimholders, shall be applied by the Super Priority Agent to the Super Priority Obligations in such order as specified in the relevant Super Priority Loan Documents. Upon the Discharge of Super Priority Obligations, the Super Priority Agent shall deliver to the Collateral Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Collateral Agent to the Indenture Obligations in such order as specified in the Collateral Documents.
          (b) So long as the Discharge of Super Priority Obligations has occurred and the Discharge of Indenture Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, Collateral or proceeds thereof received in connection with the Disposition of, or collection on, such Collateral upon the exercise of remedies by the Collateral Agent or Indenture Claimholders, shall be applied by the Collateral Agent to the Indenture Obligations in such order as specified in the relevant Indenture Documents. Upon the Discharge of Indenture Obligations, the Collateral Agent shall deliver to the Second Priority Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Priority Agent to the Second Lien Obligations in such order as specified in the Second Lien Collateral Documents.
          4.2. Payments Over in Violation of Agreement. (a) So long as the Discharge of Super Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the U.S. Borrower or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(a)) received by the Collateral Agent or any Indenture Claimholders or the Second Priority Agent or any Second Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral shall be segregated and held in trust and forthwith paid over to the Super Priority Agent for the benefit of the Super Priority Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Super Priority Agent is hereby authorized to make any such endorsements as agent for the Collateral Agent or any such Indenture Claimholders and for the Second Priority Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Super Priority Obligations.
          (b) So long as the Discharge of Super Priority Obligations has occurred and the Discharge of Indenture Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Borrowers or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3(b)) received by the Second Priority Agent or any Second Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral shall be segregated and held in trust and forthwith paid over to the Collateral Agent for the benefit of the Indenture Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Priority Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of Indenture Obligations.
          SECTION 5. Other Agreements.
          5.1. Releases. (a) (i) If in connection with the exercise of the Super Priority Agent’s remedies in respect of the Collateral provided for in Section 3.1, the Super Priority Agent, for itself or on behalf of any of the Super Priority Claimholders, releases any of its Liens on any part of the Collateral or releases any Grantor from its obligations under its guaranty of the Super Priority Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, then the Liens, if any, of the Collateral Agent, for itself or for the benefit of the Indenture Claimholders, and the Second Priority Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Indenture Obligations and the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Collateral Agent, for itself or on behalf of any such Indenture Claimholders, and the Second Priority Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the Super Priority Agent or such

Grantor, without recourse or warranty, such termination statements, releases and other documents as the Super Priority Agent or such Grantor may reasonably request to effectively confirm such release.
          (ii) If in connection with the exercise of the Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1, the Collateral Agent, for itself or on behalf of any of the Indenture Claimholders, releases any of its Liens on any part of the Collateral or the Trustee releases any Grantor from its obligations under its guaranty of the Indenture Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, then the Liens, if any, of the Second Priority Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Priority Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the Collateral Agent or such Grantor such termination statements, releases and other documents as the Collateral Agent or such Grantor may request to effectively confirm such release.
          (b) (i) If in connection with a Disposition of any Collateral permitted under the terms of all of the Super Priority Loan Documents, the Indenture Documents and the Second Lien Loan Documents (other than in connection with the exercise of the Super Priority Agent’s remedies in respect of the Collateral provided for in Section 3.1), the Super Priority Agent, for itself or on behalf of any of the Super Priority Claimholders, releases any of its Liens on any part of the Collateral, or releases any Grantor from its obligations under its guaranty of the Super Priority Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, in each case other than (A) in connection with the Discharge of Super Priority Obligations, (B) after the occurrence and during the continuance of any “Event of Default” under the Indenture and (C) after the occurrence and during the continuance of any “Event of Default” under the Second Lien Credit Agreement, then the Liens, if any, of the Collateral Agent, for itself or for the benefit of the Indenture Claimholders, and of the Second Priority Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and, if applicable, the obligations of such Grantor under its guaranty of the Indenture Obligations and the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Collateral Agent, for itself or on behalf of any such Indenture Claimholders, and the Second Priority Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the Super Priority Agent or such Grantor, without recourse or warranty, such termination statements, releases and other documents as the Super Priority Agent or such Grantor may reasonably request to effectively confirm such release.
          (ii) After the Discharge of Super Priority Obligations and prior to the Discharge of Indenture Obligations, if in connection with a Disposition of Collateral permitted under the terms of both the Indenture Documents and the Second Lien Loan Documents (other than in connection with the exercise of the Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1), the Collateral Agent, for itself or on behalf of any of the Indenture Claimholders, releases any of its Liens on any part of the

Collateral, or the Trustee releases any Grantor from its obligations under its guaranty of the Indenture Obligations in connection with the sale of the stock, or substantially all the assets, of such Grantor, in each case other than (A) in connection with the Discharge of Indenture Obligations and (B) after the occurrence and during the continuance of any “Event of Default” under the Second Lien Credit Agreement, then the Liens, if any, of the Second Priority Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Priority Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to such Grantor such termination statements, releases and other documents as such Grantor may request to effectively confirm such release.
          (c) (i) Until the Discharge of Super Priority Obligations occurs, the Collateral Agent, for itself and on behalf of the Indenture Claimholders, and the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the Super Priority Agent and any officer or agent of the Super Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Collateral Agent or such holder and of the Second Priority Agent or such holder or in the Super Priority Agent’s own name, from time to time in the Super Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 with respect to the Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 with respect to the Collateral, including any endorsements or other instruments of transfer or release.
          (ii) After the Discharge of Super Priority Obligations occurs and until the Discharge of Indenture Obligations occurs, the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Agent or such holder or in the Collateral Agent’s own name, from time to time in the Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1 with respect to the Collateral, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1 with respect to the Collateral, including any endorsements or other instruments of transfer or release.
          (d) (i) Until the Discharge of Super Priority Obligations occurs, to the extent that the Super Priority Agent or the Super Priority Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then the Collateral Agent, for itself and for the Indenture Claimholders, and the Second Priority Agent, for itself and for the Second Lien Claimholders shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

          (ii) After the Discharge of Super Priority Obligations occurs and until the Discharge of Indenture Obligations occurs, to the extent that the Collateral Agent or the Indenture Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Grantor, then the Second Priority Agent, for itself and for the Second Lien Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.
          (e) In the event that the sum of (x) the principal amount of the funded Super Priority Obligations plus the aggregate face amount of letters of credit, if any, issued under the Revolving Credit Agreement and not reimbursed plus the aggregate amount of unfunded commitments under the Revolving Credit Agreement (collectively the “Super Priority Obligations Amount”) plus (y) the principal amount of the Notes comprising the Indenture Obligations (the “Indenture Obligations Amount”) at any date of determination no longer constitutes at least 15% of the sum of (I) the Super Priority Obligations Amount, plus (II) the Indenture Obligations Amount plus (III) the principal amount of funded Second Lien Obligations plus the aggregate principal amount of unfunded commitments under the Second Lien Credit Agreement (the “Second Lien Obligations Amount”), then any release provided for in Sections 5.1(a)(ii) and (b)(ii) above (except for releases given in connection with a Disposition permitted under the Indenture Documents and the Second Lien Loan Documents) shall require the consent of Super Priority Claimholders, Indenture Claimholders and Second Lien Claimholders representing in the aggregate more than 50% of the sum of (A) the Super Priority Obligations Amount, (B) the Indenture Obligations Amount and (C) the Second Lien Obligations Amount. The Collateral Agent may conclusively rely on a certificate of (i) the Second Priority Agent as to the amount of the Second Lien Obligations Amount and (ii) the Super Priority Agent as to the amount of the Super Priority Obligations Amount.
          5.2. Insurance. (a) Unless and until the Discharge of Super Priority Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Super Priority Loan Documents, the Super Priority Agent and the Super Priority Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Super Priority Obligations has occurred, and subject to the rights of the Grantors under the Super Priority Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) to the extent required by the Super Priority Loan Documents shall be paid to the Super Priority Agent for the benefit of the Super Priority Claimholders pursuant to the terms of the Super Priority Collateral Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Super Priority Obligations are outstanding, and subject to the rights of the Grantors under the Collateral Documents, to the Collateral Agent for the benefit of the Indenture Claimholders to the extent required under the Collateral Documents and then, to the extent no Indenture Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Collateral Documents, to the Second Priority Agent for the

benefit of the Second Lien Claimholders to the extent required under the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Super Priority Obligations has occurred, if the Collateral Agent or any Indenture Claimholders or the Second Priority Agent or any Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Super Priority Agent in accordance with the terms of Section 4.2.
          (b) After the Discharge of Super Priority Obligations has occurred and unless and until the Discharge of Indenture Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Indenture Documents, the Collateral Agent and the Indenture Claimholders shall have the sole and exclusive right (but shall not be obligated) to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. After the Discharge of Super Priority Obligations has occurred and unless and until the Discharge of Indenture Obligations has occurred, and subject to the rights of the Grantors under the Indenture Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) to the extent required by the Indenture Documents shall be paid to the Collateral Agent for the benefit of the Indenture Claimholders pursuant to the terms of the Indenture Documents and thereafter, to the extent no Indenture Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Collateral Documents, to the Second Priority Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. After the Discharge of Super Priority Obligations has occurred and until the Discharge of Indenture Obligations has occurred, if the Second Priority Agent or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Collateral Agent in accordance with the terms of Section 4.2.
          5.3. Amendments to Super Priority Loan Documents, Indenture Documents and Second Lien Loan Documents. (a) The Super Priority Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Revolving Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Trustee or the Indenture Claimholders or the Second Priority Agent or the Second Lien Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Collateral Agent and the Indenture Claimholders and the Second Priority Agent and the Second Lien Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Collateral Agent and the Second Priority Agent:

               (1) increase the sum of (without duplication) (A) the then outstanding aggregate principal amount of the Revolving Credit Agreement and (B) the aggregate amount of revolving commitments under the Revolving Credit Agreement and (C) the aggregate face amount of any letters of credit issued under the Revolving Credit Agreement and not reimbursed, in excess of the Maximum Super Priority Indebtedness Amount; or
               (2) increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Super Priority Obligations by more than 2% per annum (excluding increases (A) resulting from application of the pricing grid set forth in the Revolving Credit Agreement as in effect on the date hereof or (B) resulting from the accrual of interest at the default rate).
          (b) The Indenture Documents may be amended, supplemented or otherwise modified in accordance with their terms; provided, that, without the prior written consent of the Second Priority Agent and, so long as Discharge of Super Priority Obligations has not occurred, the Super Priority Agent, no Indenture Document may be Refinanced, amended, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, supplement or modification, or the terms of any new Indenture Document would:
          (1) increase the principal amount of the Notes in excess of $215,000,000;
          (2) increase the interest rate or yield provisions applicable to the Indenture Obligations by more than 2% per annum (excluding increases resulting from the accrual of interest at the default rate);
          (3) change any default or “Event of Default” thereunder in a manner adverse to any Grantor (other than to eliminate any such “Event of Default” or increase any grace period related thereto or otherwise make such “Event of Default” or condition less restrictive or burdensome on the borrowers or issuers thereunder);
          (4) change (to earlier dates) any dates upon which payments of principal or interest are due thereon;
          (5) change the prepayment provisions thereof;
          (6) increase materially the obligations of the obligor thereunder or to confer any additional material rights on the Indenture Claimholders which would be adverse to any borrower or issuer thereunder or any Super Priority Lender; or
          (7) contravene the provisions of this Agreement.
          The Indenture Documents may be Refinanced (i) without the consent of the Super Priority Agent and the Super Priority Claimholders, to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(b), the average life to maturity thereof is greater than or equal to that of the Indenture and the holders of such Refinancing debt bind themselves to the terms of this Agreement in a writing addressed to the Super Priority Claimholders, and (ii) without notice to or the consent of the Second Priority Agent and the Second Lien Claimholders, to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(b) and the holders of such Refinancing debt bind themselves to the terms of this Agreement in a writing addressed to the Second Priority Agent and the Second Lien Claimholders.
          (c) Without the prior written consent of the Collateral Agent and, so long as the Discharge of Super Priority Obligations has not occurred, the Super Priority Agent, no Second Lien Loan Document may be Refinanced, amended, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, supplement or modification, or the terms of any new Second Lien Loan Document, would:
               (1) increase the principal amount of the Second Lien Credit Agreement in excess of the amount permitted under the Revolving Credit Agreement and the Indenture as of their date;
               (2) increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the Second Lien Obligations by more than 2% per annum (excluding increases resulting from the accrual of interest at the default rate);
               (3) change any default or “Event of Default” thereunder in a manner adverse to the borrower or issuer parties thereunder (other than to eliminate any such “Event of Default” or increase any grace period related thereto or otherwise make such “Event of Default” or condition less restrictive or burdensome on the borrowers or issuers thereunder);
               (4) change (to earlier dates) any dates upon which payments of principal or interest are due thereon;
               (5) change the mandatory prepayment provisions such that such provisions are more restrictive or burdensome on the borrowers or issuers thereunder;
               (6) increase materially the obligations of the obligor thereunder or to confer any additional material rights on the Second Lien Lenders which would be adverse to any borrower or issuer thereunder, any Super Priority Lender or any Indenture Claimholder; or
               (7) contravene the provisions of this Agreement.
          The Second Lien Credit Agreement may be Refinanced without the consent of the Trustee, the Indenture Claimholders, the Super Priority Agent or the Super Priority Claimholders to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(c), the average life to maturity thereof is greater than or equal to that of the Second Lien Credit Facility and the holders of such Refinancing debt bind themselves to the terms of this Agreement in a writing addressed to the Collateral

Agent and the Indenture Claimholders and, so long as the Discharge of Super Priority Obligations has not occurred, the Super Priority Claimholders.
          (d) In the event any Super Priority Agent or the Super Priority Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Super Priority Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Super Priority Collateral Document or changing in any manner the rights of the Super Priority Agent, such Super Priority Claimholders, the U.S. Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Collateral Document and the Comparable Second Lien Collateral Document without the consent of the Collateral Agent or the Indenture Claimholders or the Second Priority Agent or the Second Lien Claimholders, as applicable, and without any action by the Collateral Agent, the Second Priority Agent, the Borrowers or any other Grantor, provided, that:
          (1) no such amendment, waiver or consent shall have the effect of:
          (A) removing or releasing assets subject to the Lien of the Collateral Documents or the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 of this Agreement and provided that there is a corresponding release of the Liens securing the Super Priority Obligations;
          (B) imposing duties on the Collateral Agent (or any other agent under a Comparable Collateral Document) or the Second Priority Agent without its consent;
          (C) permitting other Liens on the Collateral not permitted under the terms of the Indenture Documents or the Second Lien Loan Documents or Section 6; or
          (D) being prejudicial to the interests of the Indenture Claimholders or the Second Lien Claimholders to a greater extent than the Super Priority Claimholders; and
          (2) notice of such amendment, waiver or consent shall have been given to the Collateral Agent and the Second Priority Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.
          (e) In the event the Collateral Agent or the Indenture Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Collateral Document or changing in any manner the rights of the Collateral Agent, such Indenture Claimholders, the Borrowers or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral

Document without the consent of the Second Priority Agent or the Second Lien Claimholders and without any action by the Second Priority Agent, the Borrowers or any other Grantor, provided, that:
          (1) no such amendment, waiver or consent shall have the effect of:
          (A) removing or releasing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 of this Agreement and provided that there is a corresponding release of the Liens securing the Indenture Obligations;
          (B) imposing duties on the Second Priority Agent without its consent;
          (C) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Loan Documents or Section 6; or
          (D) being prejudicial to the interests of the Second Lien Claimholders to a greater extent than the Indenture Claimholders; and
          (2) notice of such amendment, waiver or consent shall have been given to the Second Priority Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.
          5.4. Legends.
          (a) The Borrowers agree that each Collateral Document and Second Lien Collateral Document shall include the following language (or language to similar effect approved by the Super Priority Agent and the Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Agent][Second Priority Agent] pursuant to this Agreement and the exercise of any right or remedy by the [Collateral Agent][Second Priority Agent] hereunder are subject to the provisions of the Intercreditor Agreement, dated as of April 8, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Stratus Technologies, Inc., Stratus Technologies Bermuda Ltd., Jefferies Finance LLC as Super Priority Agent, The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, Deutsche Bank Trust Company Americas, as Second Priority Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
          (b) In addition, the Borrowers agree that (i) each Indenture Mortgage and Second Lien Mortgage covering any Collateral shall contain such other language as the Super Priority Agent may reasonably request to reflect the subordination of such Second Lien Mortgage and such Indenture Mortgage to the Super Priority Collateral Document covering such Collateral and (ii) each Second Lien Mortgage covering any Collateral shall contain such other language as the Collateral Agent may reasonably request or that shall be necessary to reflect the subordination of such Second Lien Mortgage to the Collateral Document covering such Collateral.
          5.5. Bailee for Perfection. (a) Until the Discharge of Super Priority Obligations has occurred:
          (i) The Super Priority Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as agent for the Super Priority Claimholders and as bailee for the Collateral Agent and the Second Priority Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Super Priority Loan Documents, the Indenture Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.5(a).
          (ii) The Super Priority Agent shall have no obligation whatsoever to the Super Priority Claimholders, the Collateral Agent, any Indenture Claimholder, the Second Priority Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(a). The duties or responsibilities of the Super Priority Agent under this Section 5.5(a) shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5(a) and delivering the Pledged Collateral upon a Discharge of Super Priority Obligations as provided in paragraph (iv) below.
          (iii) The Super Priority Agent acting pursuant to this Section 5.5(a) shall not have by reason of the Super Priority Collateral Documents, the Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the Super Priority Claimholders, the Collateral Agent, any Indenture Claimholder, the Second Priority Agent or any Second Lien Claimholder.
          (iv) Upon the Discharge of Super Priority Obligations, the Super Priority Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Collateral Agent to the extent Indenture

Obligations remain outstanding, second, to the Second Priority Agent to the extent Second Lien Obligations remain outstanding if there has been a Discharge of Indenture Obligations, and third, to the U.S. Borrower to the extent no Super Priority Obligations, Indenture Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The Super Priority Agent further agrees to take all other action reasonably requested by the Grantors, the Collateral Agent or the Second Priority Agent in connection with the Collateral Agent or the Second Priority Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
          (v) Subject to the terms of this Agreement, so long as the Discharge of Super Priority Obligations has not occurred, the Super Priority Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Super Priority Collateral Documents as if the Liens of the Collateral Agent, Indenture Claimholders the Second Priority Agent or the Second Lien Claimholders did not exist.
          (b) After the Discharge of Super Priority Obligations has occurred:
          (i) The Collateral Agent agrees to hold that part of the Pledged Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as agent for the Indenture Claimholders and as bailee for the Second Priority Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Indenture Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.5(b).
          (ii) The Collateral Agent shall have no obligation whatsoever to the Indenture Claimholders, the Second Priority Agent or any Second Lien Claimholder to ensure that the Indenture Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(b). The duties or responsibilities of the Collateral Agent under this Section 5.5(b) shall be limited solely to holding the Indenture Collateral as bailee in accordance with this Section 5.5(b) and delivering the Indenture Collateral upon a Discharge of Indenture Obligations as provided in paragraph (iv) below.
          (iii) The Collateral Agent acting pursuant to this Section 5.5(b) shall not have by reason of the Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Indenture Claimholder, the Second Priority Agent or any Second Lien Claimholder.
          (iv) Upon the Discharge of Indenture Obligations, the Collateral Agent shall deliver the remaining Indenture Collateral (if any) together with any necessary endorsements, first, to the Second Priority Agent to the extent Second Lien Obligations remain outstanding, and second, to the Borrowers to the extent no Indenture Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Indenture Collateral). The Collateral Agent further agrees to take all other action reasonably requested by the Second Priority Agent in connection with the Second Priority Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
          (v) Subject to the terms of this Agreement, so long as the Discharge of Indenture Obligations has not occurred, the Collateral Agent shall be entitled to deal with the Indenture Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Second Lien Collateral Documents as if the Liens of the Second Priority Agent or the Second Lien Claimholders did not exist.
          5.6. When Discharge of Super Priority Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of Super Priority Obligations, the U.S. Borrower or any other Grantor thereafter enters into any Refinancing of any Super Priority Loan Document evidencing a Super Priority Obligation which Refinancing is permitted hereby, then such Discharge of Super Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Super Priority Obligations), and, from and after the date on which the Super Priority Debt Notice is delivered to the Collateral Agent and the Second Priority Agent in accordance with the next sentence, the obligations under such Refinancing of the Super Priority Loan Document shall automatically be treated as Super Priority Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Super Priority Agent under such Super Priority Loan Documents shall be the Super Priority Agent for all purposes of this Agreement. Upon receipt of a notice from the U.S. Borrower or any other Grantor and the Super Priority Agent (the “Super Priority Debt Notice”) stating that the U.S. Borrower or such other Grantor has entered into a new Super Priority Loan Document (which notice shall include the identity of the new Super Priority Agent, such agent, the “New Super Priority Agent”), each of the Collateral Agent and the Second Priority Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the U.S. Borrower or such other Grantor or such New Super Priority Agent shall reasonably request in order to provide to the New Super Priority Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Super Priority Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Super Priority Agent to obtain control of such Pledged Collateral). The New Super Priority Agent shall agree in a writing addressed to the Collateral Agent and the Indenture Claimholders and the Second Priority Agent and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new Super Priority Obligations under the new Super Priority Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Indenture Obligations and the Second Lien Obligations, then the Indenture

Obligations and the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Collateral Documents and a third priority Lien on such assets to the same extent provided in the Second Lien Collateral Document, as the case may be, and this Agreement.
          5.7. When Discharge of Indenture Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of Indenture Obligations, the Borrowers or any other Grantor thereafter enter into any Refinancing of any Indenture Document evidencing an Indenture Obligation which Refinancing is permitted hereby, then such Discharge of Indenture Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Indenture Obligations), and, from and after the date on which the Indenture Debt Notice is delivered to the Second Priority Agent in accordance with the next sentence, the obligations under such Refinancing of the Indenture Document shall automatically be treated as Indenture Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Collateral Agent under such Indenture Documents shall be the Collateral Agent for all purposes of this Agreement. Upon receipt of a notice from the Borrower or any other Grantor and the Collateral Agent (the “Indenture Debt Notice”) stating that the Borrowers or such other Grantor have entered into a new Indenture Document (which notice shall include the identity of the new Collateral Agent, such agent, the “New Collateral Agent”), the Second Priority Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrowers or such other Grantor or such New Collateral Agent shall reasonably request in order to provide to the New Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Collateral Agent to obtain control of such Pledged Collateral). The New Collateral Agent shall agree in a writing addressed to the Second Priority Agent and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new Indenture Obligations under the new Indenture Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a third priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement.
          5.8. Purchase Right. (a) Without prejudice to the enforcement of any remedy of the Super Priority Claimholders, so long as a Triggering Event has occurred and is continuing, any of the Noteholders may, at their sole expense and effort, upon written notice (which notice shall be irrevocable) to the Borrowers, the Collateral Agent, the Trustee and the Super Priority Agent, require the Super Priority Claimholders to transfer and assign to such Noteholders, without warranty or representation or recourse, all (but not less than all) of the Super Priority Obligations; provided, that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority having jurisdiction, and (y) such Noteholders shall have paid to the Super Priority Agent, for the account of the Super Priority Claimholders, in immediately available funds, an amount (such amount, the “Super Priority Purchase Price”) equal to 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (other than any prepayment penalties or premiums (the “Super Priority Termination Fees”)) plus all the other Super Priority Obligations then outstanding (which shall include, with respect to (i) the aggregate face amount of the letters of credit outstanding under the Revolving Credit Agreement, an amount in cash equal to 105% thereof, (ii) each Swap Agreement, 100% of the aggregate amount of such Super Priority Obligations, after giving effect to any netting arrangements, that the applicable Borrower or Grantor would be required to pay if such Swap Agreement were terminated at such time, and (iii) each agreement that evidences any Super Priority Cash Management Obligations, 100% of the aggregate amount of such Super Priority Obligations). If the right set forth in this Section 5.8(a) is exercised, (1) the parties shall endeavor to close promptly thereafter but in any event within twenty Business Days of the notice (or the Super Priority Claimholders shall no longer be required to transfer any such Super Priority Obligations), (2) such purchase of the Super Priority Obligations shall be exercised pursuant to documentation mutually acceptable to each of the Super Priority Agent and such Noteholders and (3) such Super Priority Obligations shall be purchased pro rata among the Noteholders giving notice to the Trustee of their intent to exercise the purchase option hereunder according to such Noteholders’ portion of the Indenture Obligations outstanding on the date of purchase. In order to effectuate the foregoing, the Super Priority Agent shall calculate, upon the written request of the Trustee (acting at the direction of one or more Noteholders) from time to time, the amount in cash that would be necessary so to purchase the Super Priority Obligations. Notwithstanding anything to the contrary herein, (A) if one or more Second Lien Claimholders elect to exercise their purchase option under Section 5.8(b) below and give the notice provided for therein, each Noteholder that exercised its purchase option under this Section 5.8(a) shall be relieved of all of its obligations under this Section 5.8(a) and (B) if, at any time following the consummation of such transfer and assignment and the occurrence of the Discharge of Super Priority Obligations and the Discharge of Indenture Obligations (other than, for the avoidance of doubt, the payment of any fees that become due as a result of the prepayment or termination of the Indenture Obligations), the Noteholders recover any Super Priority Termination Fees prior to the first anniversary of the date of such transfer and assignment is consummated, they shall turn over such fees to the Super Priority Claimholders in the form and to the extent received.
          (b) Without prejudice to the enforcement of any remedy of the Super Priority Claimholders or the Indenture Claimholders, upon the occurrence and continuation of the acceleration prior to maturity of the Super Priority Obligations in accordance with the terms of the Super Priority Loan Documents and of the Indenture Obligations in accordance with the terms of the Indenture Documents, any Second Lien Claimholder may, at its sole expense and effort, upon written notice (which notice shall be irrevocable) to the Borrowers, the Super Priority Agent, the Collateral Agent, the Trustee and the Second Priority Agent, require the Super Priority Claimholders and the Indenture Claimholders to transfer and assign to such Second Lien Claimholders, without warranty or representation or recourse, all (but not less than all) of the Super Priority Obligations and Indenture Obligations; provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority having jurisdiction, and (y) such Second Lien Claimholders shall have paid to the Super Priority Agent and the Trustee, for the account of the Super Priority Claimholders and the Indenture Claimholders,

in immediately available funds, an amount equal to, (x) in respect of the Super Priority Obligations, the Super Priority Purchase Price and, (y) in respect of the Indenture Obligations, 100% of the principal of such Indebtedness plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (other than any prepayment penalties or premiums (the “Indenture Termination Fees”)) plus all other Super Priority Obligations and Indenture Obligations then outstanding. If the right set forth in this Section 5.8(b) is exercised, (1) the parties shall endeavor to close promptly thereafter but in any event within ten Business Days of the notice set forth in the first sentence of this Section 5.8(b) (or the Super Priority Claimholders shall no longer be required to transfer any such Super Priority Obligations and the Indenture Claimholders shall no longer be required to transfer any such Indenture Obligations), (2) such purchase of the Super Priority Obligations and the Indenture Obligations shall be exercised pursuant to documentation mutually acceptable to each of the Super Priority Agent, such Second Lien Claimholders, the Trustee (solely with respect to the Indenture Obligations owing to it) and a purchase agent appointed by the Noteholders, and (3) such Super Priority Obligations and such Indenture Obligations shall be purchased pro rata among the Second Lien Claimholders giving notice to the Second Priority Agent of their intent to exercise the purchase option hereunder according to such Second Lien Claimholders’ portion of the Second Lien Obligations outstanding on the date of purchase. In order to effectuate the foregoing, the Super Priority Agent and the Trustee will each calculate, upon the written request of the Second Priority Agent (acting at the direction of one or more Second Lien Claimholders) from time to time, the amount in cash that would be necessary so to purchase the Super Priority Obligations and/or the Indenture Obligations, as the case may be. Notwithstanding anything to the contrary herein, if, at any time following the consummation of such transfer and assignment and the occurrence of the Discharge of Super Priority Obligations, the Discharge of Indenture Obligations and the payment in full in cash of the Second Lien Obligations (other than, for the avoidance of doubt, the payment of any fees that become due as a result of the prepayment or termination of the Second Lien Obligations), the Second Lien Claimholders recover any Super Priority Termination Fees or any Indenture Termination Fees prior to the first anniversary of the date of such transfer and assignment is consummated, they shall turn over such fees to the Super Priority Claimholders or the Indenture Claimholders, as applicable, in the form and to the extent received. In connection with any purchase of Indenture Obligations pursuant to this Section 5.8(b), the Collateral Agent and the Trustee shall not be deemed to have made any representations or warranties with respect to the Indenture Obligations (other than the amount necessary to purchase such obligations) and shall not be deemed to be participating in any distribution thereof within the meaning of the Securities Act of 1933, as amended.
          SECTION 6. Insolvency or Liquidation Proceedings.
          6.1. Finance and Sale Issues. (a) Until the Discharge of Super Priority Obligations has occurred, if the U.S. Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Super Priority Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the Super Priority Agent or any other creditor has a Lien or to permit the U.S. Borrower or any other Grantor to obtain financing, whether from the Super Priority Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar

Bankruptcy Law (“DIP Financing”) then each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that (x) it will raise no objection to such Cash Collateral use or DIP Financing so long as (i) such Cash Collateral use or DIP Financing is on commercially reasonable terms, (ii) the Collateral Agent and the Indenture Claimholders and the Second Priority Agent and the Second Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests and (iii) (a) the DIP Financing does not compel the U.S. Borrower or any other Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document or (b) the DIP Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order and (y) it will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Super Priority Agent or to the extent permitted by Section 6.3). To the extent the Liens securing the Super Priority Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (iii) above, each of the Collateral Agent and the Second Priority Agent shall be deemed to have subordinated its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto).
          (b) After the Discharge of Super Priority Obligations and until the Discharge of Indenture Obligations has occurred, if the Borrowers or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Collateral Agent shall desire to permit the use of Cash Collateral or DIP Financing then the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that (x) it will raise no objection to such Cash Collateral use or DIP Financing so long as (i) such Cash Collateral use or DIP Financing is on commercially reasonable terms, (ii) the Second Priority Agent and the Second Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests and (iii) (A) the DIP Financing does not compel the Borrowers or any other Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document or (B) the DIP Financing documentation or Cash Collateral order does not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order and (y) it will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Collateral Agent or to the extent permitted by Section 6.3). To the extent the Liens securing the Indenture Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (iii) above, the Second Priority Agent shall be deemed to have subordinated its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto).
          6.2. Relief from the Automatic Stay. (a) Until the Discharge of Super Priority Obligations has occurred, each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Super Priority Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court.
          (b) After the Discharge of Super Priority Obligations and until the Discharge of Indenture Obligations has occurred, the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court.
          6.3. Adequate Protection. (a) Each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting):
          (i) any request by the Super Priority Agent or the Super Priority Claimholders for adequate protection; or
          (ii) any objection by the Super Priority Agent or the Super Priority Claimholders to any motion, relief, action or proceeding based on the Super Priority Agent or the Super Priority Claimholders claiming a lack of adequate protection.
          (b) the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting):
          (i) any request by the Collateral Agent or the Indenture Claimholders for adequate protection; or
          (ii) any objection by the Collateral Agent or the Indenture Claimholders to any motion, relief, action or proceeding based on the Collateral Agent or the Indenture Claimholders claiming a lack of adequate protection.
          (c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
          (i) if the Super Priority Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then each of the Collateral Agent, on behalf of itself or any of the Indenture Claimholders, and the Second Priority Agent, on behalf of itself or any of the Second Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Super Priority Liens on the same basis as the other Liens securing the Indenture Obligations and the Second Lien Obligations are so subordinated to the Super Priority Obligations under this Agreement; and
          (ii) in the event the Collateral Agent, on behalf of itself or any of the Indenture Claimholders, seeks or requests adequate protection in respect of Indenture Obligations and such adequate protection is granted in the form of additional collateral, then the Collateral Agent, on behalf of itself or any of the Indenture Claimholders, agrees that until the Discharge of Super Priority Obligations, the Super Priority Agent shall also be granted a senior Lien on such additional collateral as security for the Super Priority Obligations and for any Cash Collateral use or DIP Financing provided by the Super Priority Claimholders and that any Lien on such additional collateral securing the Indenture Obligations shall be subordinated to the Super Priority Liens on the same basis as the other Liens securing the Indenture Obligations are so subordinated to such Super Priority Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of the Collateral Agent or the Indenture Claimholders from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).
          (iii) if the Indenture Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Second Priority Agent, on behalf of itself or any of the Second Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Super Priority Liens and to the Indenture Liens on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the Super Priority Obligations and the Indenture Obligations under this Agreement; and
          (iv) in the event the Second Priority Agent, on behalf of itself or any of the Second Lien Claimholders, seeks or requests adequate protection in respect of Second Lien Obligations, and such adequate protection is granted in the form of additional collateral, then the Second Priority Agent, on behalf of itself or any of the Second Lien Claimholders, agrees that the Super Priority Agent and the Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the Super Priority Obligations and the Indenture Obligations and for any Cash Collateral use or DIP Financing provided by the Super Priority Claimholders and the Indenture Claimholders and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Super Priority Liens and to the Indenture Liens on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Super Priority Obligations and the Indenture Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of the

Second Priority Agent or the Second Lien Claimholders from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).
          6.4. No Waiver. (a) Nothing contained herein shall prohibit or in any way limit the Super Priority Agent or any Super Priority Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Collateral Agent or any of the Indenture Claimholders or the Second Priority Agent or any of the Second Lien Claimholders, including the seeking by the Collateral Agent or any Indenture Claimholders or by the Second Priority Agent or any Second Lien Claimholders of adequate protection (except as provided in Section 6.3) or the asserting by the Collateral Agent or any Indenture Claimholders or by the Second Priority Agent or any Second Lien Claimholder of any of its rights and remedies under the Indenture Documents or Second Lien Loan Documents, respectively, or otherwise.
          (b) Nothing contained herein shall prohibit or in any way limit the Collateral Agent or any Indenture Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Priority Agent or any of the Second Lien Claimholders, including the seeking by the Second Priority Agent or any Second Lien Claimholders of adequate protection (except as provided in Section 6.3) or the asserting by the Second Priority Agent or any Second Lien Claimholder of any of its rights and remedies under the Second Lien Loan Documents or otherwise.
          6.5. Avoidance Issues. (a) If any Super Priority Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the U.S. Borrower or any other Grantor any amount paid in respect of Super Priority Obligations (a “Super Priority Recovery”), then such Super Priority Claimholders shall be entitled to a reinstatement of Super Priority Obligations with respect to all such recovered amounts.
          (b) If any Indenture Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrowers or any other Grantor any amount paid in respect of Indenture Obligations (a “Indenture Recovery”), then such Indenture Claimholders shall be entitled to a reinstatement of Indenture Obligations with respect to all such recovered amounts.
          (c) If this Agreement shall have been terminated prior to a Super Priority Recovery or an Indenture Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
          6.6. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, all on account of Super Priority Obligations, on account of Indenture Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the Super Priority Obligations, on account of the Indenture Obligations and on account of Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
          6.7. Post-Petition Interest. (a) None of the Collateral Agent, any Indenture Claimholder, the Second Priority Agent or any Second Lien Claimholder shall oppose or seek to challenge any claim by the Super Priority Agent or any Super Priority Claimholder for allowance in any Insolvency or Liquidation Proceeding of Super Priority Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any Super Priority Claimholder’s Lien, without regard to the existence of the Lien of the Collateral Agent on behalf of the Indenture Claimholders or the Second Priority Agent on behalf of the Second Lien Claimholders on the Collateral.
          (b) None of the Super Priority Agent, any Super Priority Claimholder, the Second Priority Agent or any Second Lien Claimholder shall oppose or seek to challenge any claim by the Collateral Agent or any Indenture Claimholder for allowance in any Insolvency or Liquidation Proceeding of Indenture Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Collateral Agent on behalf of the Indenture Claimholders on the Collateral (after taking into account the Super Priority Collateral).
          (c) None of the Super Priority Agent, any Super Priority Claimholder, the Collateral Agent or any Indenture Claimholder shall oppose or seek to challenge any claim by the Second Priority Agent or any Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Priority Agent on behalf of the Second Lien Claimholders on the Collateral (after taking into account the Super Priority Collateral and the Indenture Collateral).
          6.8. Waiver. (a) Each of the Collateral Agent, for itself and on behalf of the Indenture Claimholders, and the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any Super Priority Claimholder arising out of the election of any Super Priority Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.
          (b) The Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any Indenture Claimholder arising out of the election of any Indenture Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

          6.9. Separate Grants of Security and Separate Classification. The Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, the Collateral Agent, for itself and on behalf of the Indenture Claimholders, and the Super Priority Agent, for itself and on behalf of the Super Priority Claimholders, acknowledge and agree that: (a) the grants of Liens pursuant to the Super Priority Collateral Documents, the Collateral Documents and the Second Lien Collateral Documents constitute three separate and distinct grants of Liens; and (b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations, the Indenture Obligations and the Super Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that (i) the claims of any two or three of the class of Super Priority Claimholders, the class of Indenture Claimholders and the class of Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior, junior and subordinated secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior, junior and subordinated secured claims against the Grantors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose (x) ignoring all claims held by the Indenture Claimholders and the Second Lien Claimholders, with respect to payments to the Super Priority Claimholders and (y) ignoring all claims held by the Second Lien Claimholders with respect to payments to the Indenture Claimholders), (A) the Super Priority Claimholders shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Revolving Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by the Indenture Claimholders or the Second Lien Claimholders with respect to the Collateral, and (B) after such payments to the Super Priority Claimholders, the Indenture Claimholders shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Indenture, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with each of the Collateral Agent, for itself and on behalf of the Indenture Claimholders, and the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby acknowledging and agreeing to turn over to the Super Priority Agent, for itself and on behalf of the Super Priority Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Indenture Claimholders or the Second Lien Claimholders, as applicable; or (ii) after the Discharge of Super Priority Obligations, the claims of the Indenture Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the Indenture Claimholders shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the Indenture, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with the Second Priority Agent, for itself and on behalf of the Second Lien Claimholders, hereby acknowledging and agreeing to turn over to the Collateral Agent, for itself and on behalf of the Indenture Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders.
          SECTION 7. Reliance; Waivers; Etc.
          7.1. Reliance. Other than any reliance on the terms of this Agreement, the Super Priority Agent, on behalf of itself and the Super Priority Claimholders under its Super Priority Loan Documents, acknowledges that it and such Super Priority Claimholders have, independently and without reliance on the Collateral Agent or any Indenture Claimholder or the Second Priority Agent or any Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Super Priority Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Agreement or this Agreement. The Collateral Agent, on behalf of itself and the Indenture Claimholders, acknowledges that it and the Indenture Claimholders have, independently and without reliance on the Super Priority Agent or any Super Priority Claimholder or the Second Priority Agent or any Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Indenture Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Indenture Documents or this Agreement. The Second Priority Agent, on behalf of itself and the Second Lien Claimholders, acknowledges that it and the Second Lien Claimholders have, independently and without reliance on the Super Priority Agent or any Super Priority Claimholder or the Collateral Agent or any Indenture Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Loan Documents or this Agreement.
          7.2. No Warranties or Liability. The Super Priority Agent, on behalf of itself and the Super Priority Claimholders under the Super Priority Loan Documents,

acknowledges and agrees that each of the Collateral Agent, the Indenture Claimholders, the Second Priority Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Indenture Documents, the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Indenture Claimholders and the Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Indenture Documents and the Second Lien Loan Documents, respectively, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.
          Except as otherwise provided herein, the Collateral Agent, on behalf of itself and the Indenture Claimholders under the Indenture Documents, acknowledges and agrees that the Super Priority Agent, the Super Priority Claimholders, the Second Priority Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Super Priority Loan Documents, the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Super Priority Claimholders and the Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Super Priority Loan Documents and the Second Lien Loan Documents, respectively, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.
          Except as otherwise provided herein, the Second Priority Agent, on behalf of itself and the Second Lien Claimholders under the Second Lien Loan Documents, acknowledges and agrees that the Super Priority Agent, the Super Priority Claimholders, the Collateral Agent and the Indenture Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Super Priority Loan Documents, the Indenture Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Super Priority Claimholders and the Indenture Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Super Priority Loan Documents and Indenture Documents, respectively, in accordance with law and as they may otherwise, in their sole discretion, deem appropriate.
          (A) The Super Priority Agent and the Super Priority Claimholders shall have no duty to the Collateral Agent, any of the Indenture Claimholders, the Second Priority Agent or any of the Second Lien Claimholders, (B) the Collateral Agent and the Indenture Claimholders shall have no duty to the Super Priority Agent, any of the Super Priority Claimholders, the Second Priority Agent or any of the Second Lien Claimholders, and (C) the Second Priority Agent and the Second Lien Claimholders shall have no duty to the Super Priority Agent, any of the Super Priority Claimholders, the Collateral Agent or any of the Indenture Claimholders, in each case to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrowers or any other Grantor (including the Super Priority Loan

Documents, the Indenture Documents and the Second Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.
          7.3. No Waiver of Lien Priorities. (a) (i) No right of the Super Priority Claimholders, the Super Priority Agent or any of them to enforce any provision of this Agreement or any Super Priority Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the U.S. Borrower or any other Grantor or by any act or failure to act by any Super Priority Claimholder or the Super Priority Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Super Priority Loan Documents, any of the Indenture Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which the Super Priority Agent or the Super Priority Claimholders, or any of them, may have or be otherwise charged with.
          (ii) After the Discharge of Super Priority Obligations, no right of the Indenture Claimholders, the Collateral Agent or any of them to enforce any provision of this Agreement or any Indenture Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrowers or any other Grantor or by any act or failure to act by any Indenture Claimholder or the Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Indenture Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which the Collateral Agent or the Indenture Claimholders, or any of them, may have or be otherwise charged with.
          (b) (i) Without in any way limiting the generality of the foregoing paragraph (a)(i) (but subject to the rights of the U.S. Borrower and the other Grantors under the Super Priority Loan Documents and subject to the provisions of Section 5.3(a)), the Super Priority Claimholders, the Super Priority Agent and any of them may, at any time and from time to time in accordance with the Super Priority Loan Documents and/or applicable law, without the consent of, or notice to, the Collateral Agent or any Indenture Claimholders or the Second Priority Agent or any Second Lien Claimholders, without incurring any liabilities to the Collateral Agent or any Indenture Claimholders or the Second Priority Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Collateral Agent or any Indenture Claimholders or Second Priority Agent or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:
          (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Super Priority Obligations or any Lien on any Super Priority Collateral or guaranty thereof or any liability of the U.S. Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Super Priority Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Super Priority Agent or any of the Super Priority Claimholders, the

Super Priority Obligations or any of the Super Priority Loan Documents; provided, that any such increase in the Super Priority Obligations shall not increase the sum of the Indebtedness constituting principal under the Revolving Credit Agreement and the face amount of any letters of credit issued under the Revolving Credit Agreement and not reimbursed to an amount in excess of the Maximum Super Priority Indebtedness Amount;
          (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Super Priority Collateral or any liability of the U.S. Borrower or any other Grantor to the Super Priority Claimholders or the Super Priority Agent, or any liability incurred directly or indirectly in respect thereof;
          (3) settle or compromise any Super Priority Obligation or any other liability of the U.S. Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Super Priority Obligations) in any manner or order; and
          (4) exercise or delay in or refrain from exercising any right or remedy against the U.S. Borrower or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the U.S. Borrower, any other Grantor or any Super Priority Collateral and any security and any guarantor or any liability of the U.S. Borrower or any other Grantor to the Super Priority Claimholders or any liability incurred directly or indirectly in respect thereof.
          (ii) Without in any way limiting the generality of the foregoing paragraph (a)(ii) (but subject to the rights of the Borrowers and the other Grantors under the Indenture Documents and subject to the provisions of Section 5.3(b)), the Indenture Claimholders, the Collateral Agent and any of them may, at any time and from time to time in accordance with the Indenture Documents and/or applicable law, without the consent of, or notice to, the Second Priority Agent or any Second Lien Claimholders, without incurring any liabilities to the Second Priority Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Priority Agent or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:
          (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Indenture Obligations or any Lien on any Indenture Collateral or guaranty thereof or any liability of the Borrowers or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Indenture Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Collateral Agent or any of the Indenture Claimholders, the Indenture Obligations or any of the

Indenture Documents; provided, that any such increase in the Indenture Obligations shall not increase the sum of the Indebtedness constituting principal of the Notes under the Indenture to an amount in excess of the Maximum Indenture Indebtedness Amount;
          (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Indenture Collateral or any liability of the Borrowers or any other Grantor to the Indenture Claimholders or the Collateral Agent, or any liability incurred directly or indirectly in respect thereof;
          (3) settle or compromise any Indenture Obligation or any other liability of the Borrowers or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Indenture Obligations) in any manner or order; and
          (4) exercise or delay in or refrain from exercising any right or remedy against the Borrowers or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Borrowers, any other Grantor or any Indenture Collateral and any security and any guarantor or any liability of the Borrowers or any other Grantor to the Indenture Claimholders or any liability incurred directly or indirectly in respect thereof.
          (c) (i) Except as otherwise provided herein, each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, also agrees that the Super Priority Claimholders and the Super Priority Agent shall have no liability to the Collateral Agent or any Indenture Claimholders or the Second Priority Agent or any Second Lien Claimholders, and each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any claim against any Super Priority Claimholder or the Super Priority Agent, arising out of any and all actions which the Super Priority Claimholders or the Super Priority Agent may take or permit or omit to take with respect to:
          (1) the Super Priority Loan Documents (other than this Agreement);
          (2) the collection of the Super Priority Obligations; or
          (3) the foreclosure upon, or sale, liquidation or other disposition of, any Super Priority Collateral. Each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that, except as provided in Section 5.5, the Super Priority Claimholders and the Super Priority Agent have no duty to them in respect of the maintenance or preservation of the Super Priority Collateral, the Super Priority Obligations or otherwise.
          (ii) Except as otherwise provided herein, the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, also agrees that the Indenture Claimholders and the Collateral Agent shall have no liability to the Second Priority Agent or any Second Lien Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any claim against any Indenture Claimholder or the Collateral Agent, arising out of any and all actions which the Indenture Claimholders or the Collateral Agent may take or permit or omit to take with respect to:
          (1) the Indenture Documents (other than this Agreement);
          (2) the collection of the Indenture Obligations; or
          (3) the foreclosure upon, or sale, liquidation or other disposition of, any Indenture Collateral. The Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees that the Indenture Claimholders and the Collateral Agent have no duty to them in respect of the maintenance or preservation of the Indenture Collateral, the Indenture Obligations or otherwise.
          (d) (i) Until the Discharge of Super Priority Obligations, each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.
          (ii) Until the Discharge of Indenture Obligations, the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.
          7.4. Obligations Unconditional. All rights, interests, agreements and obligations of the Super Priority Agent and the Super Priority Claimholders, the Collateral Agent and the Indenture Claimholders, and the Second Priority Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of any Super Priority Loan Documents, any Indenture Documents or any Second Lien Loan Documents;
          (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Super Priority Obligations, Indenture Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Super Priority Loan Document, any Indenture Document or any Second Lien Loan Document;
          (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Super Priority Obligations, Indenture Obligations or Second Lien Obligations or any guaranty thereof;
          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrowers or any other Grantor; or
          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrowers or any other Grantor in respect of the Super Priority Agent, the Super Priority Obligations, any Super Priority Claimholder, the Collateral Agent, the Indenture Obligations, any Indenture Claimholder, the Second Priority Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.
          SECTION 8. Miscellaneous.
          8.1. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Super Priority Loan Documents, the Indenture Documents or the Second Lien Loan Documents, the provisions of this Agreement shall govern and control.
          8.2. Effectiveness; Continuing Nature of this Agreement; Severability. (a) This Agreement shall become effective when executed and delivered by the parties hereto.
          (b) This is a continuing agreement of lien subordination and the Super Priority Claimholders may continue, at any time and without notice to the Collateral Agent, any Indenture Claimholder subject to the Indenture Documents, the Second Priority Agent or any Second Lien Claimholder subject to the Second Lien Loan Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any Grantor constituting Super Priority Obligations in reliance hereof. Each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.
          (c) This is a continuing agreement of lien subordination and, after the Discharge of Super Priority Obligations, the Indenture Claimholders may continue, at any time and without notice to the Second Priority Agent or any Second Lien Claimholder subject to the Second Lien Loan Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any Grantor constituting Indenture Obligations in reliance hereof.
          (d) The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Borrowers or any other Grantor shall include the Borrowers or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrowers or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
          (i) with respect to the Super Priority Agent, the Super Priority Claimholders and the Super Priority Obligations, on the date of Discharge of Super Priority Obligations, subject to the rights of the Super Priority Claimholders under Section 6.5;
          (ii) with respect to the Trustee, the Collateral Agent, the Indenture Claimholders and the Indenture Obligations, on the date of Discharge of Indenture Obligations, subject to the rights of the Indenture Claimholders under Section 6.5; and
          (iii) with respect to the Second Priority Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Second Lien Credit Agreement terminate if there are no other Second Lien Obligations outstanding on such date and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate.
          8.3. Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Priority Agent, the Collateral Agent or the Super Priority Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Borrowers shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected (which includes, but is not limited to any amendment to the Grantors’ ability to cause additional obligations to constitute Super Priority Obligations, Indenture Obligations or Second Lien Obligations as the Borrowers may designate or any amendment in respect of Section 5.1 that imposes additional conditions or requirements to effect a release of Collateral or any amendment in respect of Section 5.3 that imposes additional conditions or requirements to adopt modifications of the Super Priority Loan Documents, Indenture Documents or Second Lien Loan Documents, as the case may be).

          8.4. Information Concerning Financial Condition of the Borrowers and their Subsidiaries. The Super Priority Agent and the Super Priority Claimholders, in the first instance, the Collateral Agent and the Indenture Claimholders, in the second instance, and the Second Priority Agent and the Second Lien Claimholders, in the third instance, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrowers and their Subsidiaries and all endorsers and/or guarantors of the Super Priority Obligations, the Indenture Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Super Priority Obligations, the Indenture Obligations or the Second Lien Obligations. None of the Super Priority Agent or any Super Priority Claimholders, the Collateral Agent or any Indenture Claimholder or the Second Priority Agent or any Second Lien Claimholder shall have a duty to advise of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Super Priority Agent or any of the Super Priority Claimholders, the Collateral Agent or any of the Indenture Claimholders or the Second Priority Agent or any of the Second Lien Claimholder in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Super Priority Agent or any Super Priority Claimholder, the Collateral Agent or any Indenture Claimholder or the Second Priority Agent or any Second Lien Claimholder, it or they shall be under no obligation:
          (a) to make, and it or they shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
          (b) to provide any additional information or to provide any such information on any subsequent occasion;
          (c) to undertake any investigation; or
          (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
          8.5. Subrogation. (a) With respect to the value of any payments or distributions in cash, property or other assets that any of the Indenture Claimholders or the Collateral Agent or the Second Lien Claimholders or the Second Priority Agent pays over to the Super Priority Agent or the Super Priority Claimholders under the terms of this Agreement, the Indenture Claimholders and the Collateral Agent or the Second Lien Claimholders and the Second Priority Agent, as applicable, shall be subrogated to the rights of the Super Priority Agent and the Super Priority Claimholders; provided, that each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Super Priority Obligations has occurred. The Borrowers acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by the Collateral Agent or the Indenture Claimholders or by the Second Priority Agent or the Second Lien Claimholders that are paid over to the Super

Priority Agent or the Super Priority Claimholders pursuant to this Agreement shall not reduce any of the Indenture Obligations or the Second Lien Obligations, as applicable.
          (b) With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or the Second Priority Agent pays over to the Collateral Agent or the Indenture Claimholders under the terms of this Agreement, the Second Lien Claimholders and the Second Priority Agent shall be subrogated to the rights of the Collateral Agent and the Indenture Claimholders; provided, that the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Indenture Obligations has occurred. The Borrowers acknowledge and agree that the value of any payments or distributions in cash, property or other assets received by the Second Priority Agent or the Second Lien Claimholders that are paid over to the Collateral Agent or the Indenture Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Obligations.
          8.6. Application of Payments. (a) All payments received by the Super Priority Agent or the Super Priority Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Super Priority Obligations provided for in the Super Priority Loan Documents. Each of the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, assents to any extension or postponement of the time of payment of the Super Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Super Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
          (b) All payments received by the Collateral Agent or the Indenture Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Indenture Obligations provided for in the Indenture Documents. The Second Priority Agent, on behalf of itself and the Second Lien Claimholders, assents to any extension or postponement of the time of payment of the Indenture Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Indenture Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
          8.7. SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
          (1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
          (3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.8; AND
          (4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
          (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          (c) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER SUPER PRIORITY LOAN DOCUMENT, INDENTURE DOCUMENT OR SECOND LIEN LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

          8.8. Notices. All notices to the Second Lien Claimholders, the Indenture Claimholders and the Super Priority Claimholders permitted or required under this Agreement shall also be sent to the Second Priority Agent, the Collateral Agent and the Super Priority Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth on Annex I hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
          8.9. Further Assurances. The Super Priority Agent, on behalf of itself and the Super Priority Claimholders under the Super Priority Loan Documents, the Collateral Agent, on behalf of itself and the Indenture Claimholders under the Indenture Documents, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders under the Second Lien Loan Documents, and the Borrowers, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Super Priority Agent, the Collateral Agent or the Second Priority Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
          8.10. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the Super Priority Agent, the Super Priority Claimholders, the Collateral Agent, the Indenture Claimholders, the Second Priority Agent, the Second Lien Claimholders and their respective successors and assigns.
          8.12. Specific Performance. Each of the Super Priority Agent, the Collateral Agent and the Second Priority Agent may demand specific performance of this Agreement. The Super Priority Agent, on behalf of itself and the Super Priority Claimholders, the Collateral Agent, on behalf of itself and the Indenture Claimholders, and the Second Priority Agent, on behalf of itself and the Second Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Super Priority Agent or the Super Priority Claimholders, the Collateral Agent or the Indenture Claimholders, or the Second Priority Agent or the Second Lien Claimholders, as the case may be.
          8.13. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          8.14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
          8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
          8.16. No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Super Priority Claimholders, the Indenture Claimholders and the Second Lien Claimholders. Nothing in this Agreement shall impair, as between the U.S. Borrower and the other Grantors and the Super Priority Agent and the Super Priority Claimholders, as between the Borrowers and the other Grantors and the Collateral Agent and the Indenture Claimholders, or as between the Borrowers and the other Grantors and the Second Priority Agent and the Second Lien Claimholders, the obligations of the Borrowers and the other Grantors to pay principal, interest, fees and other amounts as provided in the Super Priority Loan Documents, the Indenture Documents and the Second Lien Loan Documents, respectively.
          8.17. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Super Priority Agent and the Super Priority Claimholders in the first instance, the Collateral Agent and the Indenture Claimholders in the second instance, and the Second Priority Agent and the Second Lien Claimholders in the third instance. Except as provided in Section 8.3, none of the Borrowers, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Borrowers nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrowers or any other Grantor, which are absolute and unconditional, to pay the Super Priority Obligations, the Indenture Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.
          8.18. Agreement of First Lien Administrative Agent under Existing Intercreditor Agreement. GSCP, being the First Lien Administrative Agent under the Existing Intercreditor Agreement, hereby enters into this Agreement (constituting an amendment and restatement of the Existing Intercreditor Agreement), and each other party to this Agreement hereby acknowledges and agrees that GSCP enters into this Agreement solely for the purpose of satisfying the requirement under Section 8.3 (Amendments; Waivers) of the Existing Intercreditor Agreement that any amendment of the Existing Intercreditor Agreement be in a writing signed on behalf of each party thereto, it being understood and agreed by each party hereto that, effective immediately upon the amendment and restatement of the Existing Intercreditor Agreement pursuant to this

Agreement, GSCP shall no longer be a party to this Agreement, and shall no longer have any rights, obligations or liabilities hereunder.

          IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

Super Priority Agent JEFFERIES FINANCE LLC, as Super Priority Agent
By:	/s/ Carl A. Toriello
	Name:	Carl A. Toriello
	Title:	Chief Operating Officer

Signature Page to the Intercreditor Agreement

Collateral Agent and Trustee THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent and Trustee
By:	/s/ Raymond K. O’Neil
	Name:	Raymond K. O’Neil
	Title:	Senior Associate

Signature Page to the Intercreditor Agreement

Second Priority Agent DEUTSCHE BANK TRUST COMPANY AMERICAS, as Second Priority Agent
By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

Signature Page to the Intercreditor Agreement

The Bermuda Borrower STRATUS TECHNOLOGIES BERMUDA LTD.
By:	/s/ [ILLEGIBLE]
Name:
Title:
Signature Page to the Intercreditor Agreement

Acknowledged and Agreed to by: The U.S. Borrower STRATUS TECHNOLOGIES, INC.
By:	/s/ [ILLEGIBLE]
Name:
Title:
Signature Page to the Intercreditor Agreement

Acknowledged and Agreed SOLELY for the purpose of, and to the extent provided in, Section 8.18 of this Amended and Restated Intercreditor Agreement:
GOLDMAN SACHS CREDIT PARTNERS L.P.,
as First Lien Administrative Agent under Existing Intercreditor Agreement

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory
Signature Page to the Intercreditor Agreement

Annex I
Notices
Super Priority Agent
Jefferies Finance LLC
520 Madison Avenue
18th Floor
New York, New York 10022
Attention: E. Joseph Hess
Telephone: (212) 284-8168
Telecopier No.: (212) 284-3444
with a copy to:
Jefferies Finance LLC
520 Madison Avenue
New York, New York 10022
Attention: General Counsel
Collateral Agent and Trustee
The Bank of New York Mellon Trust Company, N.A.
525 William Penn Place
Pittsburgh, PA 15259
Attention: James M. Young, Senior Associate
Telecopier No.: 412-234-7535
Email: james.m.young@bnymellon.com

A-1

Second Priority Agent
Paul J. O’Leary
Deutsche Bank Trust Company Americas
Leveraged Loan Portfolio
60 Wall Street, MS NYC60-1104
New York, New York 10005
Telephone: 212 250-6133
Telecopier No.: 212 797-5690
with a copy to:
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Joseph Brazil, Esq.
Telecopier No.: (212) 354-8113
The U.S. Borrower
Stratus Technologies, Inc.
111 Powdermill Road
Maynard, Massachusetts 01754-3409
Attention: Chief Financial Officer
Telecopier No.: (978) 461-3750
with a copy to:
Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention: Janet Vance, Esq.
Telecopier No.: (212) 351-4035
The Bermuda Borrower
Stratus Technologies Bermuda, Ltd.
c/o Coson Corporate Services
Milner House
18 Parliament Street
Hamilton HM 12, Bermuda
Attention: Secretary

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